UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):	May 13, 1997


                      	BAB Holdings, Inc.

        	(Name of small business issuer in its charter)


	   Illinois			                  0-27068           36-3857339

(State or other jurisdiction    (Commission	      (IRS Employer
	  of incorporation)            File Number)     Identification No.)


8501 West Higgins Road, Suite 320, Chicago, Illinois      60631

	(Address of principal executive offices)	            		(Zip Code)


Issuer's telephone number  (773) 380-6100



       	(Former name, former address and former fiscal year, if changed since last report.)


                         TABLE OF CONTENTS

                                                           	Page


Item 1. Changes in Control of Registrant....................

Item 2. Acquisition or Disposition of Assets................

Item 3. Bankruptcy or Receivership..........................

Item 4. Changes in Registrant's Certifying Accountant.......

Item 5. Other Events........................................

Item 6. Resignation of Registrant's Directors...............

Item 7. Financial Statements and Exhibits...................

Item 8. Change in Fiscal Year...............................

SIGNATURE...................................................

INDEX TO EXHIBITS...........................................



Item 1.  Changes in Control of Registrant

     	Not applicable.

Item 2.	Acquisition or Disposition of Assets

     On May 13, 1997 BAB Holdings, Inc. (the "Company") completed the acquisition by merger of My Favorite Muffin Too, Inc. ("MFM"), a New Jersey corporation. MFM franchises and operates muffin and bagel specialty retail stores concentrated primarily in the Eastern United States and Florida. At May 13, 1997, MFM had 60 franchise and 5 company-operated units in operation. MFM was merged into BAB Acquisition Corporation, a wholly-owned subsidiary of the Company, with MFM being the surviving entity.

     The Company acquired substantially all the assets of MFM including all of MFM's right, title and interest in all leased real property, trademarks, recipes, equipment, machinery, furniture and fixtures, leasehold improvements, franchise and other operating contracts, current assets and other assets of the MFM. Additionally, the Company has assumed liabilities of MFM including accounts payable, accrued liabilities, lease obligations and obligations under franchise and operating contracts. The Company intends to continue using the assets of MFM in the franchising and operation of muffin and bagel specialty retail stores.

     The acquisition through merger was completed by exchanging 150 shares of MFM stock held equally by Owen Stern, Ruth Stern and Illona Stern (the "Sellers"), for 432,608 shares of the Company's common stock, restricted as to transfer until January 1, 1999, and $260,000 in cash to the Sellers. In addition to the other liabilities assumed, the Company has additionally assumed approximately $350,000 of existing bank debt of MFM though a replacement time note with MFM's lender. Additionally, the Company has retained the Sellers as employees of the Company pursuant to employment contracts, through May 8, 2001 for Owen Stern, and through May 8, 2000 for Ruth Stern and Illona Stern.

Item 3.  Bankruptcy or Receivership

    	Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

    	Not applicable.

Item 5.  Other Events

    	None.

Item 6.  Resignation of Registrant's Directors

    	Not applicable.

Item 7.  Financial Statements and Exhibits

     The audited financial statements of MFM are not readily available for filing with this initial report on Form 8-K. The required financial statements for the previous fiscal year and current interim periods, and required pro forma financial information, will be filed when available within 60 days of the due date of this Form 8-K.

Item 8.  Change in Fiscal Year

    	Not applicable.

EXHIBITS

     The following exhibits are filed herewith.

Exhibit
   No.           Description of Exhibit

2.5 Acquisition Agreement dated May 1, 1997 by and among BAB Holdings, Inc., BAB Acquisition Corp., My Favorite Muffin Too, Inc., Muffin Holdings of Pennsylvania, a limited partnership, Ruth Stern, Owen Stern and Ilona Stern (without schedules).

4.6 Registration Rights Agreement dated as of May 1, 1997 between BAB Holdings, Inc. and Owen Stern, Ruth Stern,
           Ilona Stern and Pierce W. Hance


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  						BAB HOLDINGS, INC.


Dated:May 28, 1997 	  		By:/s/ THEODORE P. NONCEK
                      				-------------------------
                  				    	Theodore P. Noncek,
                       				Chief Financial Officer,
                        			Secretary and Treasurer
                       			(Principal accounting
                       				and financial officer)


INDEX                                                        PAGE
 NO.          DESCRIPTION

2.5 Acquistion Agreement dated May 1, 1997 by and among BAB Holdings, Inc., BAB Acquisition Corp.,
        My Favorite Muffin Too, Inc., Muffin Holdings of
        Pennsylvania, a limited partnership, Ruth Stern
        Owen Stern and Ilona Stern (without schedules).

4.6     Registration Rights Agreement dated as of May 1,
        1997 between BAB Holdings, Inc., and Owen Stern,
        Ruth Stern, Ilona Stern and Pierce W. Hance